SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C.  20549
                            -----------------------



                                   FORM 8-K
                                   --------

                                 CURRENT REPORT
                       Pursuant to Section 13 or 15(d) of
                      the Securities Exchange Act of 1934



Date of Report  (Date of earliest event reported):   June 21, 2000
                                                     -------------



                         ANNTAYLOR STORES CORPORATION
            -----------------------------------------------------
            (Exact name of registrant as specified in its charter)



         Delaware                      1-10738                   13-3499319
----------------------------    -----------------------     -------------------
(State or Other Jurisdiction    (Commission File Number)    (I.R.S. Employer
     of Incorporation)                                       Identification No.)






                                ANNTAYLOR, INC.
            -----------------------------------------------------
            (Exact name of registrant as specified in its charter)



         Delaware                      1-11980                   51-0297083
----------------------------    -----------------------     -------------------
(State or Other Jurisdiction    (Commission File Number)    (I.R.S. Employer
     of Incorporation)                                       Identification No.


                              142 West 57th Street
                           New York, New York  10019
   -------------------------------------------------------------------------
   (Address, including Zip Code, of Registrants' Principal Executive Offices)


                                 (212) 541-3300
              --------------------------------------------------
             (Registrants' Telephone Number, Including Area Code)


                                Not Applicable
        ------------------------------------------------------------
        (Former Name or Former Address, if Changed Since Last Report)

================================================================================

Item 5.  Other Events.
         -------------

     On June 21, 2000, the United States Court of Appeals for the Second Circuit vacated the dismissal of the amended complaint in the purported class action lawsuit against AnnTaylor Stores Corporation (the "Company"), the Company's wholly owned subsidiary AnnTaylor, Inc. ("ATI"), certain present and former directors and officers of the Company and ATI, and Merrill Lynch & Co. and certain of its affiliates (Novak v. Kasaks, et al., No. 96 CIV 3073 (S.D.N.Y.
1996)). The amended complaint, which was filed in April 1998, relates to the period from February 3, 1994 through May 4, 1995 and asserts causes of action under Section 10(b) and Section 20(a) of the Securities and Exchange Act of 1934, as amended, and Rule 10b-5 promulgated thereunder. The Court of Appeals held that the allegations of the amended complaint are sufficient to satisfy the standard for pleading intent under the federal securities laws, but expressed no view as to whether the allegations are sufficiently particularized. Accordingly, the Court of Appeals remanded the case to the District Court with instructions to allow plaintiffs to replead their complaint, and to reconsider whether plaintiffs' allegations are pled with sufficient particularity to satisfy the pleading standards of the Private Securities Litigation Reform Act of 1995. The decision of the Court of Appeals applies only to plaintiffs' claims against the Company, ATI and their former directors and officers. Merrill Lynch & Co. and its affiliates entered into a settlement with the plaintiffs, and plaintiffs withdrew their appeal of the dismissal of the amended complaint with respect to those defendants.


     The Company and ATI continue to believe that the allegations in the amended complaint are without merit, and intend to continue to defend this action vigorously.

================================================================================

                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrants have duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                     ANNTAYLOR STORES CORPORATION

Date:  June 26, 2000                 By:/s/ Jocelyn F.L. Barandiaran
                                        ----------------------------
                                            Jocelyn F.L. Barandiaran
                                          Senior Vice President, General Counsel
                                            and Secretary



                                     ANNTAYLOR, INC.

Date:  June 26, 2000                 By:/s/ Jocelyn F.L. Barandiaran
                                        ----------------------------
                                            Jocelyn F.L. Barandiaran
                                          Senior Vice President, General Counsel
                                            and Secretary